Exhibit 10.5

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT to the Credit Agreement referred to below, dated as of June 14, 2018 (this “Second Amendment”), by and among International Seaways, Inc., a Marshall Islands corporation (“Holdings”), International Seaways Operating Corporation, a Marshall Islands corporation (the “Administrative Borrower”), OIN Delaware LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Administrative Borrower, the “Borrowers”), the other Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined in the Credit Agreement referred to below) party hereto, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms used herein but not otherwise defined in this Second Amendment have the same meanings as specified in the Credit Agreement referenced below, as amended by this Second Amendment.

RECITALS

WHEREAS, the Borrowers, Holdings, the other Guarantors from time to time party thereto, the several Lenders from time to time party thereto, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of June 22, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, including pursuant to that certain First Amendment to Credit Agreement, dated as of July 24, 2017, the “Credit Agreement”); and

WHEREAS, the Borrowers, Holdings, the other Guarantors, each Lender party hereto and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          Amendments to Credit Agreement. The Credit Agreement is, effective as of the Second Amendment Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and (ii) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Credit Agreement attached hereto as Exhibit A.

SECTION 2.          Representations and Warranties. In order to induce the Lenders party hereto to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants that:

(a)          the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date).

(b)          both before and after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing; and

(c)          this Second Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and each of this Second Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.          Conditions of Effectiveness. The effectiveness of this Second Amendment (including the amendments contained in Section 1 hereof) are subject to the satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

(a)          this Second Amendment shall have been duly executed by the Borrowers, Holdings, each other Guarantor, the Lenders constituting the Required Lenders (calculated immediately prior to the making of the Second Amendment Prepayment described below) and the Administrative Agent (which may include a copy transmitted by facsimile or PDF or other electronic method), and delivered to the Administrative Agent;

(b)          (i) prior to the Second Amendment Effective Date the Borrowers shall have made a Discounted Prepayment Offer to prepay (the “Second Amendment Prepayment Offer” and the principal amount of such Second Amendment Prepayment Offer being the “Second Amendment Prepayment Offer Amount”) Term Loans in an aggregate principal amount of not less than $60,000,000 in connection with the effectiveness of this Second Amendment in accordance with Section 2.22 of the Credit Agreement (as amended hereby), together with a premium equal to 1.00% of the aggregate principal amount of Terms Loan so prepaid (the “Second Amendment Prepayment Premium”), and shall have specified a settlement date for such Second Amendment Prepayment Offer of not later than the Second Amendment Effective Date and (ii) on or prior to the Second Amendment Effective Date, the Borrowers shall have settled the Second Amendment Prepayment Offer in accordance with Section 2.22 of the Credit Agreement (as amended hereby) and prepaid (or shall prepay substantially concurrently with the effectiveness of this Second Amendment) at an amount not less than the principal amount of Term Loans of all Lenders accepting such Second Amendment Prepayment Offer in an aggregate principal amount not exceeding the Second Amendment Prepayment Offer Amount (such settlement and prepayment, the “Second Amendment Prepayment”), the Second Amendment Prepayment Premium on such prepaid Term Loans and all accrued and unpaid interest, if any, on such prepaid Term Loans up to the settlement date of such prepayment, which Second Amendment Prepayment and the payment of such Second Amendment Prepayment Premium and of accrued and unpaid interest relating thereto may be funded with the cash proceeds of the Permitted Holdings Unsecured Second Amendment Debt;

(c)          the Borrowers shall have paid (or shall pay substantially concurrently with the effectiveness of this Second Amendment), by wire transfer of immediately available funds, to the Administrative Agent, for the benefit of each Lender that executes a counterpart hereof and delivers a copy of same to the Administrative Agent by no later than 12:00 noon, New York City time, on May 9, 2018, a consent fee in an amount equal to 1.00% of the aggregate principal amount of all Term Loans held by each such Lender on the Second Amendment Effective Date (but, for this purpose, calculated immediately after giving effect to the Second Amendment Prepayment (to the extent accepted by the respective Lenders) that is to occur substantially concurrently with the occurrence of the Second Amendment Effective Date), it being understood and agreed that the consent fee described in this clause (c) shall only be payable if the Second Amendment Effective Date occurs;

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(d)          the Borrowers shall have paid all other costs, fees, expenses and other amounts due and payable pursuant to the Loan Documents and any other fee due and payable to the Administrative Agent or any affiliate thereof as may have been separately agreed to by the Borrowers and the Administrative Agent or such affiliate in connection with this Second Amendment, including the reasonable fees and expenses of White & Case LLP;

(e)          the Administrative Agent and the Mortgage Trustee shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Mortgage Trustee, an amendment to each Collateral Vessel Mortgage duly executed by the owner of the relevant Collateral Vessel giving effect to this Second Amendment, and evidence that such amendment has been duly recorded in accordance with the laws of the Applicable Flag Jurisdiction;

(f)          (i) all representations and warranties set forth in Section 2 of this Second Amendment shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date), (ii) no Default shall have occurred and be continuing or would occur after giving effect to this Second Amendment, and (iii) the Administrative Agent shall have received an Officer’s Certificate of the Administrative Borrower, dated the Second Amendment Effective Date, certifying compliance with the preceding clauses (i) and (ii);

(g)          Holdings shall have incurred or issued at least $50,000,000 in Permitted Holdings Unsecured Second Amendment Debt and shall have contributed the Net Cash Proceeds from the first $50,000,000 of such incurrence or issuance to the Administrative Borrower as a cash common equity contribution; and

(h) simultaneously with the effectiveness of this Second Amendment, the supplemental agreement to the Sinosure Agreement and the related amending and restating deed, in each case necessary to permit the SPV VLCC Transactions, shall be effective.

SECTION 4.          Effects on Loan Documents.

(a)          Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)          The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or any Agent under the Loan Documents.

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(c)          (i) Each Loan Party acknowledges and agrees that, on and after the Second Amendment Effective Date, this Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as amended by this Second Amendment) and (ii) each Loan Party hereby (A) agrees that all Obligations shall be guaranteed pursuant to the Guarantees in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this Second Amendment, on and after the Second Amendment Effective Date, the Guarantees and the Liens created pursuant to the Security Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Second Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Second Amendment.

(d)          On and after the Second Amendment Effective Date, each reference in the Credit Agreement (as amended by this Second Amendment) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and this Second Amendment and the Credit Agreement as amended by this Second Amendment shall be read together and construed as a single instrument.

(e)          Nothing herein shall be deemed to entitle the Borrowers, Holdings nor the other Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this Second Amendment or any other Loan Document in similar or different circumstances.

SECTION 5.          Expense Reimbursement and Indemnification. Each Borrower hereby confirms that the expense reimbursement and indemnification provisions set forth in Section 11.03 of the Credit Agreement as amended by this Second Amendment shall apply to this Second Amendment and the transactions contemplated hereby.

SECTION 6.          Amendments; Severability.

(a)          This Second Amendment, (i) prior to the Second Amendment Effective Date, may not be amended except by an instrument in writing signed by the Loan Parties, the Administrative Agent and the Lenders and (ii) after the Second Amendment Effective Date, may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 11.02 of the Credit Agreement.

(b)          To the extent any provision of this Second Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Second Amendment in any jurisdiction.

SECTION 7.          Governing Law; Waiver of Jury Trial; Jurisdiction. THIS SECOND AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 11.09(b), 11.09(c), 11.09(d) and 11.10 of the Credit Agreement as amended by this Second Amendment are incorporated herein by reference, mutatis mutandis.

SECTION 8.          Headings. Section headings in Second Amendment are included herein for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

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SECTION 9.          Counterparts. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

INTERNATIONAL SEAWAYS, INC.

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: President and Chief Executive Officer

BORROWERS:

INTERNATIONAL SEAWAYS OPERATING CORPORATION

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: President

OIN DELAWARE LLC

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: Manager

[Signature Page to Second Amendment to INSW Credit Agreement]

GUARANTORS:

1372 TANKER CORPORATION
AFRICA TANKER CORPORATION
ALCESMAR LIMITED
ALCMAR LIMITED
AMALIA PRODUCT CORPORATION
AMBERMAR PRODUCT CARRIER CORPORATION
ANDROMAR LIMITED
ANTIGMAR LIMITED
ARIADMAR LIMITED
ATALMAR LIMITED
ATHENS PRODUCT TANKER CORPORATION
AURORA SHIPPING CORPORATION
BATANGAS TANKER CORPORATION
CABO HELLAS LIMITED
CABO SOUNION LIMITED
CARIBBEAN TANKER CORPORATION
CARL PRODUCT CORPORATION
CONCEPT TANKER CORPORATION
DELTA AFRAMAX CORPORATION
EIGHTH AFRAMAX TANKER
CORPORATION
EPSILON AFRAMAX CORPORATION,
FIRST UNION TANKER CORPORATION
FRONT PRESIDENT INC.
GOLDMAR LIMITED
HATTERAS TANKER CORPORATION
JADEMAR LIMITED
KATSURA TANKER CORPORATION
KIMOLOS TANKER CORPORATION
KYTHNOS CHARTERING CORPORATION
LEYTE PRODUCT TANKER CORPORATION
LUXMAR PRODUCT TANKER CORPORATION
MAJESTIC TANKERS CORPORATION
MAPLE TANKER CORPORATION
MAREMAR PRODUCT TANKER CORPORATION
MILOS PRODUCT TANKER CORPORATION
MINDANAO TANKER CORPORATION

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: President

[Signature Page to Second Amendment to INSW Credit Agreement]

MONTAUK TANKER CORPORATION
OAK TANKER CORPORATION
OCEANIA TANKER CORPORATION
OIN CHARTERING, INC.
OSG CLEAN PRODUCTS INTERNATIONAL, INC.
OVERSEAS SHIPPING (GR) LTD.
PEARLMAR LIMITED
PETROMAR LIMITED
REYMAR LIMITED
RICH TANKER CORPORATION
ROSALYN TANKER CORPORATION
ROSEMAR LIMITED
RUBYMAR LIMITED
SAKURA TRANSPORT CORP.
SAMAR PRODUCT TANKER CORPORATION
SERIFOS TANKER CORPORATION
SEVENTH AFRAMAX TANKER CORPORATION
SHIRLEY AFRAMAX CORPORATION
SIFNOS TANKER CORPORATION
SILVERMAR LIMITED
SIXTH AFRAMAX TANKER CORPORATION
SKOPELOS PRODUCT TANKER CORPORATION
STAR CHARTERING CORPORATION
THIRD UNITED SHIPPING CORPORATION
TOKYO TRANSPORT CORP.
URBAN TANKER CORPORATION
VIEW TANKER CORPORATION

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: President

INTERNATIONAL SEAWAYS SHIP MANAGEMENT LLC

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: President, Chief Executive Officer and Manager

LIGHTERING LLC

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: Senior Vice President and Manager

[Signature Page to Second Amendment to INSW Credit Agreement]

OSG SHIP MANAGEMENT (UK) LTD.

By:	/s/ Lois K. Zabrocky
Name: Lois K. Zabrocky
Title: Director

JEFFERIES FINANCE LLC, as Administrative Agent and as a Lender

By:	/s/ J.R. Young
Name: J.R. Young
Title: Senior Vice President

APEX CREDIT CLO 2018 LTD., as Lender

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

APEX CREDIT CLO 2015-II LTD., as Lender

By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

APEX CREDIT CLO 2016 LTD., as Lender

By:	Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

APEX CREDIT CLO 2017 LTD., as Lender

By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

APEX CREDIT CLO 2017-II LTD., as Lender

By:	Credit Partners LLC

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

ATRIUM IX, as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

ATRIUM VIII, as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

ATRIUM XI, as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

ATRIUM XII, as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

ATRIUM XIII, as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

BENEFIT STRET PARTNERS CLO II, LTD., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[Signature Page to Second Amendment to INSW Credit Agreement]

BENEFIT STRET PARTNERS CLO V, LTD., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

BENEFIT STRET PARTNERS CLO VI, LTD., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

BENEFIT STRET PARTNERS CLO VII, LTD., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

BENEFIT STRET PARTNERS CLO VIII, LTD., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

BENEFIT STRET PARTNERS CLO X, LTD., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

BENEFIT STRET PARTNERS CLO XI, LTD., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[Signature Page to Second Amendment to INSW Credit Agreement]

BENEFIT STRET PARTNERS CLO XIV, LTD., as Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

BLACK DIAMOND CLO 2013-1 LTD., as Lender

By:	Black Diamond CLO 2013-1 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

BLACK DIAMOND CLO 2014-1 LTD., as Lender

By:	Black Diamond CLO 2014-1 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

BLACK DIAMOND CLO 2015-1 DESIGNATED ACTIVITY COMPANY, as Lender

By:	Black Diamond CLO 2015-1 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

[Signature Page to Second Amendment to INSW Credit Agreement]

BLACK DIAMOND CLO 2016-1 LTD., as Lender

By:	Black Diamond CLO 2016-1 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

BLACK DIAMOND CLO 2017-1 LTD., as Lender

By:	Black Diamond CLO 2017-1 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

BLACK DIAMOND CLO 2017-2 DESIGNATED ACTIVITY COMPANY, as Lender

By:	Black Diamond CLO 2017-2 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

BLUE CROSS OF IDAHO HEALTH SERVICE, INC., as Lender

By:	Seix Investment Advisors LLC, as Investment Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Principal

[Signature Page to Second Amendment to INSW Credit Agreement]

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM, as Lender

By:	Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Principal

CANYON CAPITAL CLO 2012-1, LTD., as Lender

BY:	Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON CAPITAL CLO 2014-1, LTD., as Lender

BY:	Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON CAPITAL CLO 2014-2, LTD., as Lender

By:	Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Signature Page to Second Amendment to INSW Credit Agreement]

CANYON CAPITAL CLO 2015-1, LTD., as Lender

By:	Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON CAPITAL CLO 2016-1, LTD., as Lender

By:	Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON CAPITAL CLO 2016-2, LTD., as Lender

By:	Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON CAPITAL CLO 2017-1, LTD., as Lender

By:	Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[Signature Page to Second Amendment to INSW Credit Agreement]

CITI LOAN FUNDING BR 534 LLC, as Lender

By:	Citibank, N.A.

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

CITI LOAN FUNDING BR MUST LLC, as Lender

By:	Citibank, N.A.

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

BCA LOAN FUNDING LLC, as Lender

By:	Citibank, N.A.

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND, as Lender

By:	Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

CORBIN OPPORTUNITY FUNDS, L.P., as Lender

By:	Corbin Capital Partner, L.P., its investment manager

By:	/s/ Daniel Friedman
	Name:	Daniel Friedman
	Title:	General Counsel

GLENDON OPPORTUNITIES FUND, LP, as Lender

By:	/s/ Brian Lanktree
	Name:	Brian Lanktree
	Title:	Principal & Head Trader, Glendon Capital Management, LP

ALTAIR GLOBAL CREDIT OPPORTUNITIES FUND (A), LLC, as Lender

By:	/s/ Brian Lanktree
	Name:	Brian Lanktree
	Title:	Principal & Head Trader, Glendon Capital Management, LP

CORNELL UNIVERSITY, as Lender

By:	/s/ Brian Lanktree
	Name:	Brian Lanktree
	Title:	Principal & Head Trader, Glendon Capital Management, LP

[Signature Page to Second Amendment to INSW Credit Agreement]

CREDIT SUISSE FLOATING RATE TRUST, as Lender

By:	Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

CREDIT SUISSE STRATEGIC INCOME FUND, as Lender

By:	Credit Suisse Asset Management, LLC, as its Investment Advisor

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

CVP CASCADE CLO-1 LTD., as Lender

By:	CVP CLO Manager, LLC as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Portfolio Manager

CVP CASCADE CLO-2 LTD., as Lender

By:	CVP CLO Manager, LLC as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Portfolio Manager

[Signature Page to Second Amendment to INSW Credit Agreement]

CVP CLO 2017-1 LTD., as Lender

By:	CVP CLO Advisors, LLC as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

CVP CLO 2017-2 LTD., as Lender

By:	CVP CLO Advisors, LLC as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

DOLLAR SENIOR LOAN FUND, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

ELLINGTON CLO management LLC ON BEHALF OF: ELLINGTON CLO I, LTD. ELLINGTON CLO II, LTD. ELLINGTON CLO III, LTD., as Lender

By:	/s/ Mark Heron
	Name:	Mark Heron
	Title:	Portfolio Manager

[Signature Page to Second Amendment to INSW Credit Agreement]

ERIE INDEMNITY COMPANY, as Lender

By:	Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

ERIE INSURANCE EXCHANGE, as Lender

By:	Credit Suisse Asset Management, LLC., as its Investment Manager For Erie Indemnity Company, as Attorney-In-Fact For Erie Insurance Exchange

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

ADVANCED SERIES TRUST-AST FI PYRAMIS QUANTITATIVE PORTFOLIO, FIAM LLC,

By:	FIAM LLC as Investment Manager, as Lender

By:	/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

[Signature Page to Second Amendment to INSW Credit Agreement]

FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST,

By:	For Fidelity Investments Canada ULC as Trustee Of Fidelity Floating Rate High Income Investment Trust, as Lender
By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

FIDELITY FLOATING RATE HIGH INCOME FUND

By:	For Fidelity Investments Canada ULC as Trustee Of Fidelity Floating Rate High Income Fund, as Lender
By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL FUND, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HIGH INCOME CENTRAL FUND 2, as Lender
By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Second Amendment to INSW Credit Agreement]

FIAM FLOATING RATE HIGH INCOME COMMINGLED POOL

By:	Fidelity Institutional Asset Management Trust Company, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

FIAM LEVERAGED LOAN, LP

By:	FIAM LLC as Investment Manager, as Lender

By:	/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

FIDELITY SUMMER STREET TRUST: FIDELITY SERIES FLOATING RATE HIGH INCOME FUND, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

FIDELITY SUMMER STREET TRUST: FIDELITY SERIES HIGH INCOME FUND, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

[Signature Page to Second Amendment to INSW Credit Agreement]

FIDELITY SUMMER STREET TRUST: FIDELITY HIGH INCOME FUND, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

FIDELITY INCOME FUND: FIDELITY TOTAL BOND FUND, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

FIDELITY QUALIFYING INVESTOR FUNDS PLC

By:	FIAM LLC as Sub Advisor, as Lender

By:	/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

VARIABLE INSURANCE PRODUCTS FUND: FLOATING RATE HIGH INCOME PORTFOLIO, as Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

FIGUEROA CLO 2013-2, LTD, as Lender

By:	TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

[Signature Page to Second Amendment to INSW Credit Agreement]

If Second Signature is Required:

By:	/s/ Ryan Gable
	Name:	Ryan Gable
	Title:	Senior Vice President

FIGUEROA CLO 2014-1, LTD, as Lender

By:	TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

If Second Signature is Required:

By:	/s/ Ryan Gable
	Name:	Ryan Gable
	Title:	Senior Vice President

FLATIRON FUNDING II, LLC, as Lender

By:	/s/ Gregg Bresner
	Name:	Gregg Bresner
	Title:	President and CIO

NEBRASKA INVESTMENT COUNCIL, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

KANSAS PUBLIC EMPLOYEES RETIRMENT SYSTEM, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

[Signature Page to Second Amendment to INSW Credit Agreement]

FRANKLIN TEMPLETPN SERIES II FUNDS - FRANKLIN FLOATING RATE II FUND, as Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

FRANKLIN FLOATING RATE MASTER TRUST - FRANKLIN FLOATING RATE MASTER SERIES, as Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

FRANKLIN INVESTORS SECURITIES TRUST - FRANKLIN FLOATING RATE DAILY ACCESS FUND, as Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

COMMONWEALTH FIXED INTEREST FUND 17, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

FRANKLIN FLOATING RATE MASTER TRUST - FRANKLIN LOWER TIER FLOATING RATE FUND, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

[Signature Page to Second Amendment to INSW Credit Agreement]

FRANKLIN STRATEGIC SERIES-FRANKLIN STRATEGIC INCOME FUND, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

FRANKLIN STRATEGIC INCOME FUND (CANADA), as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

FRANKLIN TEMPLETON VARIABLE INSURANCE TRUST-FRANKLIN STRATEGIC INCOME VIP FUND, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

FRANKLIN INVESTORS SECURITIES TRUST-FRANKLIN LOW DURATION TOTAL RETURN FUND, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

government of guam retirement fund, as Lender

By:	/s/ Sue Park
	Name:	Sue Park
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

GRAHAM MACRO STRATEGIC LTD, as Lender

By:	/s/ Paul Sedlack
	Name:	Paul Sedlack
	Title:	COO, Graham Capital Management, L.P. as Sole Director

HOTCHKIS AND WILEY CAPITAL INCOME FUND, as Lender

By:	/s/ Sue Park
	Name:	Sue Park
	Title:	Managing Director

HOTCHKIS AND WILEY HIGH YIELD FUND FUND, as Lender

By:	/s/ Sue Park
	Name:	Sue Park
	Title:	Managing Director

JFIN CLO 2014-II LTD., as Lender

By:	Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

JFIN CLO 2015 LTD., as Lender

By:	Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

JFIN CLO 2014-LTD, as Lender

By:	Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

OZLM XVII, Ltd., as Lender

By:	OZ CLO Management LLC, its Collateral Manager

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

KP FIXED INCOME FUND, as Lender

By:	Credit Suisse Asset Management, LLC, as Sub-Adviser For Callan Associates Inc., The Adviser For The KP Funds, The Trust For KP Fixed Income Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

LIBERTY MUTUAL INSURANCE COMPANY, as Lender

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

[Signature Page to Second Amendment to INSW Credit Agreement]

LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST, as Assignee, as Lender

By:	Liberty Mutual Group Asset Management Inc. Acting For And On Behalf Of Liberty Mutual Retirement Plan Master Trust

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

LINCOLN SQUARE FUNDING ULC, as Lender

By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

LORD ABBETT BANK LOAN TRUST, as Lender

By:	Lord Abbett & Co LLC, as Investment Manager

By:	/s/ Kearney Posner
	Name:	Kearney Posner
	Title:	Associate Portfolio Manager

LORD ABBETT FLOATING RATE FUND LTD., as Lender

By:	Lord, Abbett & Co LLC, as Investment Manager

By:	/s/ Kearney Posner
	Name:	Kearney Posner
	Title:	Associate Portfolio Manager

[Signature Page to Second Amendment to INSW Credit Agreement]

LORD ABBETT INVESTMENT TRUST - LORD ABBETT FLOATING RATE FUND, as Lender

By:	Lord Abbett & Co LLC, as Investment Manager

By:	/s/ Kearney Posner
	Name:	Kearney Posner
	Title:	Associate Portfolio Manager

MADISON PARK FUNDING X, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XII, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XIV, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

MADISON PARK FUNDING XIX, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XV, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XVI, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XVII, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

MADISON PARK FUNDING XVIII, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XX, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XXI, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XXII, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

MADISON PARK FUNDING XXIII, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XXIV, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

MADISON PARK FUNDING XXV, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

METROPOLITAN WEST FLOATING RATE INCOME FUND, as Lender

By:	Metropolitan West Asset Management as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

[Signature Page to Second Amendment to INSW Credit Agreement]

If Second Signature is Required:

By:	/s/ Ryan Gable
	Name:	Ryan Gable
	Title:	Senior Vice President

MOUNTAIN VIEW CLO 2013-1 LTD., as Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

MOUNTAIN VIEW CLO 2014-1 LTD., as Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

MOUNTAIN VIEW CLO 2016-1 LTD., as Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

MOUNTAIN VIEW CLO 2017-2 LTD., as Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

MOUNTAIN VIEW CLO 2017-1 LTD., as Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

MOUNTAIN VIEW CLO IX LTD., as Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

MOUNTAIN VIEW CLO X LTD., as Lender

By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

MSD CREDIT OPPORTUNITY FUND, as Lender

By:	/s/ Marcello Liguori
	Name:	Marcello Liguori
	Title:	Managing Director

NASSAU 2017-I LTD, as Lender

By:	/s/ Chris LaJaunie
	Name:	Chris LaJaunie
	Title:	Senior Analyst

NASSAU 2017-II LTD., as Lender

By:	/s/ Chris LaJaunie
	Name:	Chris LaJaunie
	Title:	Senior Analyst

NATIONAL ELECTRICAL BENEFIT FUND, as Lender

By:	Lord Abbett & Co LLC, as Investment Manager

By:	/s/ Kearney Posner
	Name:	Kearney Posner
	Title:	Associate Portfolio Manager

NATIONAL ELEVATOR INDUSTRY PENSION PLAN, as Lender

By:	/s/ Sue Park
	Name:	Sue Park
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

OHIO CASUALTY INSURANCE COMPANY, as Lender

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

ONE ELEVEN FUNDING I, LTD., as Lender

By:	Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

OZLM FUNDING II, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Portfolio Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM FUNDING III, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Portfolio Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

[Signature Page to Second Amendment to INSW Credit Agreement]

OZLM FUNDING IV, LTD. as Lender

By:	Och-Ziff Loan Management LP, its Portfolio Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM FUNDING, LTD., as Lender

By:	OZ CLO Management LLC, its Portfolio Manager

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM IX, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Collateral Manager
Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

[Signature Page to Second Amendment to INSW Credit Agreement]

OZLM VI, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Asset Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM VII, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Collateral Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM VIII, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Collateral Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

[Signature Page to Second Amendment to INSW Credit Agreement]

OZLM XI, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Collateral Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM XII, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Collateral Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM XIII, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Collateral Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

[Signature Page to Second Amendment to INSW Credit Agreement]

OZLM XIV, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Collateral Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM XV, LTD., as Lender

By:	Och-Ziff Loan Management LP, its Collateral Manager

By:	Och-Ziff Loan Management LLC, its General Partner

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

OZLM XVI, LTD., as Lender

By:	OZ CLO Management LLC, its Successor Portfolio Manager

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

[Signature Page to Second Amendment to INSW Credit Agreement]

OZLM XXII, LTD., as Lender

By:	OZ CLO Management LLC, its Collateral Manager

By:	/s/ Alesia J. Haas
	Name:	Alesia J. Haas
	Title:	CFO

PEERLESS INSURANCE COMPANY, as Lender

By:

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

PONTUS HOLDINGS LTD., as Lender

By:	/s/ Russell Bryant
	Name:	Russell Bryant
	Title:	Chief Financial Officer Quadrant Capital Advisors, Inc. Investment Advisor to Pontus Holdings Ltd.

REDWOOD MASTER FUND, LTD., as Lender

By:	Redwood Capital Management, LLC, its Investment Manager

By:	/s/ Ruben Kliksberg
	Name:	Ruben Kliksberg
	Title:	Co-Chief Executive Officer

[Signature Page to Second Amendment to INSW Credit Agreement]

REDWOOD OPPORTUNITY MASTER FUND, LTD., as Lender

By:	Redwood Capital Management, LLC, its Investment Manager

By:	/s/ Ruben Kliksberg
	Name:	Ruben Kliksberg
	Title:	Co-Chief Executive Officer

SAFECO INSURANCE COMPANY OF AMERICA, as Lender

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

SAN DIEGO COUNTY EMPLOYEES RETIREMENT ASSOCIATION, as Lender

By:	/s/ Sue Park
	Name:	Sue Park
	Title:	Managing Director

SANTA BARBARA COUNTY EMPLOYEES RETIREMENT SYSTEM, as Lender

By:	/s/ Sue Park
	Name:	Sue Park
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

SEIX MULTI-SECTOR ABSOLUTE RETURN FUND L.P., as Lender

By:	Seix Multi-Sector Absolute Return Fund GP LLC, In its Capacity as Sole General Partner

By:	Seix Investment Advisors LLC, its Sole Member

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

SENIOR SECURED FLOATING RATE LOAN FUND, as Lender

By:	Credit Suisse Asset Management, LLC, The Portfolio Manager For Propel Capital Corporation, The Manager For Senior Secured Floating Rate Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL) as Lender

By:

By:	/s/ Per Bjernekull
	Name:	Per Bjernekull
	Title:	General Manager

If Second Signature is Required:

By:	/s/ Anthony Racanelli
	Name:	Anthony Racanelli
	Title:	SVP

[Signature Page to Second Amendment to INSW Credit Agreement]

STEELE CREEK CLO 2014-1R, LTD, as Lender

By:	/s/ Alan DeKeukelaere
	Name:	Alan DeKeukelaere
	Title:	Senior Research Analyst

STEELE CREEK CLO 2015-1, LTD, as Lender

By:	/s/ Alan DeKeukelaere
	Name:	Alan DeKeukelaere
	Title:	Senior Research Analyst

STEELE CREEK CLO 2016-1, LTD, as Lender

By:	/s/ Alan DeKeukelaere
	Name:	Alan DeKeukelaere
	Title:	Senior Research Analyst

STEELE CREEK CLO 2017-1, LTD, as Lender

By:	/s/ Alan DeKeukelaere
	Name:	Alan DeKeukelaere
	Title:	Senior Research Analyst

TCW CLO 2017-1, LTD., as Lender

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

[Signature Page to Second Amendment to INSW Credit Agreement]

If Second Signature is Required:

By:	/s/ Ryan Gable
	Name:	Ryan Gable
	Title:	Senior Vice President

TCW CLO 2018-1, LTD., as Lender

By:	TCW Asset Management Company LLC as Asset Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

If Second Signature is Required:

By:	/s/ Ryan Gable
Name:
	Title:	Senior Vice President

TEXAS COUNTY AND DISTRICT RETIREMENT SYSTEM, as Lender
By:	/s/ Sue Park
	Name:	Sue Park
	Title:	Managing Director

THE CITY OF NEW YORK GROUP TRUST, as Lender

By:	Credit Suisse Asset Management, LLC. as its Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

UNIVERSITY OF DAYTON, as Lender

By:	/s/ Sue Park
	Name:	Sue Park
	Title:	Managing Director

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY, as Lender

By:	/s/ Bernie M. Casey
	Name:	Bernie M. Casey
	Title:	AVP & Senior Credit Analyst

VENTURE 28A CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
	Name:	Lewis Brown
	Title:	Managing Director / Head of Trading

VENTURE X CLO, LIMITED, as Lender

By:	its Collateral Manager, MJX Venture Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

[Signature Page to Second Amendment to INSW Credit Agreement]

VENTURE XII CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XIV CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XIX CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XV CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

[Signature Page to Second Amendment to INSW Credit Agreement]

VENTURE XVI CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management II LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XVII CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XVIII CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management II LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XX CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

[Signature Page to Second Amendment to INSW Credit Agreement]

VENTURE XXI CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XXII CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management II LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XXIII CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

VENTURE XXIV CLO, LIMITED, LP, as Lender

By:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Lewis I. Brown
	Name:	Lewis I. Brown
	Title:	Managing Director / Head of Trading

[Signature Page to Second Amendment to INSW Credit Agreement]

VENTURE XXIX CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
	Name:	Lewis Brown
	Title:	Managing Director / Head of Trading

VENTURE XXV CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Asset Management LLC

By:	/s/ Lewis Brown
	Name:	Lewis Brown
	Title:	Managing Director / Head of Trading

VENTURE XXVI CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management LLC

By:	/s/ Lewis Brown
	Name:	Lewis Brown
	Title:	Managing Director / Head of Trading

VENTURE XXVII CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
	Name:	Lewis Brown
	Title:	Managing Director / Head of Trading

[Signature Page to Second Amendment to INSW Credit Agreement]

VENTURE XXVIII CLO, LIMITED, as Lender

By:	its Investment Advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
	Name:	Lewis Brown
	Title:	Managing Director / Head of Trading

VENTURE XXX CLO, LIMITED, LP, as Lender

By:	its Investment Advisor MJX Venture Management II LLC

By:	/s/ Lewis Brown
	Name:	Lewis Brown
	Title:	Managing Director / Head of Trading

VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, as Lender

By:	Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

ZAIS CLO 1, LIMITED, as Lender

By:	ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ignato
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

ZAIS CLO 2, LIMITED, as Lender

By:	ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ZAIS CLO 3, LIMITED, as Lender

By:	ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ZAIS CLO 5, LIMITED, as Lender

By:	Zais Leveraged Loan Master Manager, LLC its Collateral Manager

By:	Zais Group, LLC, its Sole Member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]

ZAIS CLO 6, LIMITED, as Lender

By:	Zais Leveraged Loan Master Manager, LLC its Collateral Manager

By:	Zais Group, LLC, its Sole Member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ZAIS CLO 7, LIMITED, as Lender

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ZAIS CLO 8, LIMITED, as Lender

By:	Zais Leveraged Loan Master Manager, LLC its Collateral Manager

By:	Zais Group, LLC, its Sole Member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

[Signature Page to Second Amendment to INSW Credit Agreement]